EXHIBIT 10 (1vi)

                             SUBSCRIPTION AGREEMENT

Dear Subscriber:

         You (the "Subscriber") hereby agree to purchase, and Frederick Brewing Co., a Maryland corporation (the "Company") hereby agrees to issue and to sell to the Subscriber, the number of shares of Series F Convertible Preferred Stock $.01 Par Value (the "Preferred Stock") convertible in accordance with the terms thereof into shares of the Company's $.00004 par value common stock (the "Company Shares") as set forth on the signature page hereof for the aggregate consideration as set forth on the signature page hereof. The Certificate of Designation of the Rights of the Preferred Stock is annexed hereto as Exhibit A ("Certificate of Designation"). (The Company Shares are sometimes referred to herein as the "Shares" or "Common Stock"). (The Preferred Stock, the Company Shares, Warrants issuable to the Placement Agents, identified on Schedule B hereto, and the Company Shares issuable upon exercise of the Warrants are collectively referred to herein as, the "Securities"). Upon acceptance of this Agreement by the Subscriber, the Company shall issue and deliver to the Subscriber the Preferred Stock against payment, by federal funds (U.S.) wire transfer of the purchase price of the Preferred Stock. This Subscription Agreement relates to the offering of a maximum of 500 shares of Preferred Stock.

         The following terms and conditions shall apply to this subscription.

         1. Subscriber's Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:

                  (a) Information on Company. The Subscriber has been furnished with and has read the Company's Form 10-KSB for the year ended December 31, 1997 and subsequent Forms 10-QSB and 8-K, each as filed with the U.S. Securities and Exchange Commission (the "Commission") (collectively, with exhibits thereto, hereinafter referred to as the "Reports"). In addition, the Subscriber has received from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested, and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities (such information in writing is collectively, the "Other Written Information").

                  (b) Information on Subscriber. The Subscriber is an "accredited investor", as such term is defined in Regulation D promulgated by the Commission under the Securities Act of 1933, as amended, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.

                  (c) Purchase of Company Shares. On the Closing Date, the Subscriber will purchase the Preferred Stock for its own account and not with a view to any distribution thereof.

                  (d) Compliance with Securities Act. The Subscriber understands and agrees that the Securities have not been registered under the Securities Act of 1933, as amended (the "1933 Act") by reason of their issuance in a transaction that does not require registration under the 1933 Act, and that such

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Securities must be held unless a subsequent disposition is registered under the
1933 Act or is exempt from such registration. The Subscriber agrees that if, in the future, the Subscriber should decide to dispose of any of the Securities acquired by it pursuant to this Agreement, the Subscriber will do so only pursuant to a registration statement or by disposition exempt from registration requirements under the 1933 Act.

                  (e) Preferred Stock and Company Shares Legend. The Preferred Stock, Company Shares and the shares of Common Stock issuable upon the exercise of the Warrants shall bear the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO FREDERICK BREWING CO. THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (f) Warrants Legend. The Warrants which the Placement Agents are receiving pursuant to this Agreement shall bear the following legend:

         "THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO FREDERICK BREWING CO. THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (g) Correctness of Representations. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

         2. Company Representations and Warranties. The Company represents and warrants to and agrees with the Subscriber that:

                  (a) Due Incorporation. The Company and each of its wholly-owned subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its wholly-owned subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or prospects or condition (financial or otherwise) of the Company.

                  (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company and each of its wholly-owned subsidiaries has been duly authorized and validly issued and are fully paid and non-assessable.

                  (c) Authority; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable in accordance with its terms,


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subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder and all other agreements entered into by the Company relating hereto.

                  (d) Additional Issuances. There are no outstanding agreements or preemptive or similar-r rights affecting the Company's common stock and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the subsidiaries of the Company, except as described in the Reports or Other Written Information.

                  (e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates or NASDAQ or the Company's Shareholders is required for execution of this Agreement, including, without limitation issuance and sale of the Securities, or the performance of the Company's obligations hereunder.

                  (f) No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Paragraph 1 are true and correct and the Subscriber complies with its obligations under this Agreement, neither the issuance and sale of the Securities nor the performance of its obligations under this Agreement by the Company will:

                           (i) violate, conflict with, result in a breach of, or
constitute a default (or an event which with the giving of notice of the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles of incorporation, charter or bylaws of the Company, or any of its affiliates, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company, or any of its affiliates of any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates or over the properties or assets of the Company, or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company, or any of its affiliates is a party, by which the Company, or any of its affiliates is bound, or to which any of the properties of the Company, or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party; or

                           (ii) result in the creation or imposition of any
lien, charge or encumbrance upon the Securities or any of the assets of the Company, or any of its affiliates.

                  (g) The Securities. The Securities upon issuance:

                           (i) are, or will be, free and clear of any security
interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and State laws;

                           (ii) have been, or will be, duly and validly
authorized and on the date of issuance and on the Closing Date, as hereinafter defined, and the date the Warrants are exercised according to their terms, as the case may be, the Securities will be duly and validly issued, fully paid and nonassessable, and if registered pursuant to the 1933 Act, free trading and unrestricted;


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                           (iii) will not have been issued or sold in violation
of any preemptive or other similar rights of the holders of any securities of the Company;

                           (iv) will not subject the holders thereof to personal
liability by reason of being such holders; and

                  (h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, or which was not disclosed in the Reports and Other Written Information.

                  (i) Reporting Company. The Company is a publicly-held company whose common stock is (and has been for the past 90 days) registered pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Company's Common Stock is listed for trading on the NASDAQ SmallCap Market. Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Securities and Exchange Commission during the preceding twelve months.

                  (j) No Market Manipulation. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Company Shares or affect the price at which the Securities may be issued.

                  (k) Information Concerning Company. The Reports and Other Written Information contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements set forth in the Reports, and except as modified in the Other Written Information, there has been no material adverse change in the Company's business, financial condition or affairs not disclosed in the Reports. The Reports and Other Written Information do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (l) Dilution. The number of Shares issuable upon conversion (as hereinafter defined) may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines prior to conversion of the Preferred Stock. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Shares upon conversion is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

                  (m) Stop Transfer. The Company will not issue any stop transfer order or other order impeding the sale and delivery of the Securities.

                  (n) Defaults. Neither the Company nor any of its wholly-owned subsidiaries is in violation of its Certificate of Incorporation or ByLaws. Except as described in the Reports and Other Written Information, neither the Company nor any of its subsidiaries is (i) in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) in default


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with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge in violation of any statute, rule or regulation of any governmental authority material to its business.

                  (o) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of The NASDAQ SmallCap Market ("NASDAQ SmallCap"), as applicable, nor will the Company or any of its subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings. The Company has not conducted and will not conduct any offering other than the transactions contemplated hereby that will be integrated with the issuance of the Securities solely for purposes of Rule 4460(i) of the NASDAQ Stock Market, Inc.'s Marketplace Rules.

                  (p) Use of Proceeds. The proceeds of the Subscriber funds to be released to the Company will be used for working capital, general corporate purposes and for expenses of this offering.

                  (q) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with the offer or sale of the Securities.

                  (r) Listing. The Company's common stock is quoted on, and listed for trading on NASDAQ SmallCap. The Company has received no notice, either oral or written, with respect to the continued eligibility of the common stock for such listing, and the Company has maintained all requirements for the continuation of such listing.

                  (s) S-3 Eligibility. The Company currently meets, and will take all necessary action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3.

                  (t) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects and, unless the Company otherwise notifies the Subscriber prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date.

         3. Regulation D Offering. This Offering is being made pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended, afforded by Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion acceptable to Subscriber from the Company's legal counsel opining on the availability of the Regulation D exemption as it relates to the offer and issuance of the Securities. A form of the legal opinion is annexed hereto as Exhibit C. The Company will provide such other legal opinions in the future as are reasonably necessary for the conversion of the Preferred Stock.

         4. Reissuance of Securities. The Company agrees to reissue certificates representing the Securities without the legends set forth in Sections 1(e) and 1(f) above at such time as (a) the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(k) under the Act, or (b) the Securities are


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registered under the Act. The Company agrees to cooperate with the Subscriber in connection with all resales pursuant to Rule 144(d) and provide legal opinions necessary to allow such resales.

         5. Redemption. The Company may not redeem the Securities without the consent of the holder of the Securities.

         6. Legal Fees/Commissions. The Company shall pay to counsel to the Subscriber its fee of $9,000 for services rendered to the Subscriber in reviewing this Agreement and other subscription agreements for the aggregate subscription amounts of up to $500,000. The Company will pay a cash commission of ten percent (10%) of the Purchase Price designated on the signature page hereto to certain Placement Agents identified on Schedule A hereto. The commissions and legal fees will be payable out of funds held pursuant to a Funds Escrow Agreement to be entered into by the Company and Subscriber. The Company will also issue and deliver to the Placement Agents as additional compensation the Warrants designated on Schedule A hereto. All the representations, covenants, warranties and undertakings, including but not limited to registration rights made or granted to or for the benefit of the Subscriber are hereby also made and granted to the Placement Agents in respect of the Warrants and Common Stock issuable upon exercise of the Warrants.

         7.1. Covenants of the Company. The Company covenants and agrees with the Subscriber as follows:

                  (a) The Company will advise the Subscriber, promptly after it receives notice of issuance by the Securities and Exchange Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the common stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

                  (b) The Company shall promptly secure the listing of the Company Shares and Common Stock issuable upon the exercise of the Warrants upon each national securities exchange, or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain such listing so long as any other shares of Common Stock shall be so listed, Company will use its best efforts to maintain the listing and trading of its Common Stock on NASDAQ SmallCap, and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company shall promptly provide to each Purchaser copies of any notices it receives regarding the continued eligibility of the Common Stock for listing on such exchanges or quotation systems, or any other exchange or quotation system on which the Common Stock is then listed.

                  (c) The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscriber and promptly provide copies thereof to Subscriber.

                  (d) Until at least three (3) years after the effectiveness of the Registration Statement on Form S-3 or such other Registration Statement described in Section 10.1(iv) hereof, the Company will use its reasonable efforts (i) to cause its Common Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, (ii) to comply in all respects with its reporting and filing obligations under such Exchange Act, and (iii) to comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will not take any action or file any document (whether or not permitted by the Act or the Exchange Act or the rules thereunder) to terminate or suspend such registration or to


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terminate or suspend its reporting and filing obligations under said Acts, except as permitted herein, until the earlier of (i) three (3) years after the effective date of the Registration Statement on Form S-3 or such other Registration Statement described in Section 10.1(iv) hereof, or (ii) the sale by the Subscribers of all the shares of common stock issuable by the Company pursuant to this Agreement. Until at least three (3) years after the Warrants have been converted into Common Stock, the Company will take all action within its power to continue the listing or trading of its Common Stock on NASDAQ SmallCap and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and NASDAQ.

                  (e) The Company and Subscriber agree that until the Company either obtains shareholder approval of the issuance of the Shares, or an exemption from NASDAQ's corporate governance rules as they may apply to the Shares (the "Approval"), the Subscriber may not receive upon conversion of the Preferred Stock more than the number of Shares designated on the signature page hereof ("Section 7.1(e) Shares"). The Company represents that this number together with the aggregate of such amounts designated for all investors in the $500,000 offering to which this Subscription Agreement relates, and the Exchange Preferred Stock described in Section 12 hereof, is not greater than 19.99% of the shares of Company's common stock outstanding on the Closing Date. The Company undertakes to obtain the approval of its shareholders, if necessary, required pursuant to the NASDAQ's corporate governance rules to allow conversion of all the Preferred Stock and dividends and exercise of all the Warrants. The Company covenants to obtain the shareholder approval, if necessary, no later than 60 days from the effective date of the Registration Statement described in
Section 10.1(iv) hereof. Failure to obtain shareholder approval, if required, on or before such date shall, at the Subscriber's or then holder's election, be deemed an Event of Default pursuant to Section 7 of the Certificate of Designation, but only to the extent of the Preferred Stock and Exchange Preferred Stock that may not be converted or Warrants that may not be exercised due to the Company's failure to obtain such shareholder approval.

                  (f) The Company undertakes to use the proceeds of the Subscribers funds to implement its acquisition strategy, working capital and expenses of this offering.

         7.2. Covenants of Subscriber. The Subscriber covenants and agrees with the Company that the Subscriber will provide for itself and any beneficial holder of the Securities, information and documents reasonably required by the Company for the Company to comply with its governmental and regulatory obligations including but not limited to the Securities and Exchange Commission, blue sky and NASDAQ requirements.

         8. Covenants of the Company and Subscriber Regarding Indemnifications.

                  (a) The Company agrees to indemnify, hold harmless, reimburse and defend Subscriber against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon Subscriber which results, arises out of or is based upon (i) any misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or Reports or other Written Information; or (ii) any breach or default in performance by Company of any covenant or undertaking to be performed by Company hereunder.

                  (b) Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon (a) any misrepresentation by Subscriber in this Agreement or in any Exhibits or Schedules attached hereto; or (b) any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder.



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         9.1. Conversion.

                  (a) The Preferred Stock will be convertible according to the procedure set forth in the Certificate of Designation.

                  (b) Anything to the contrary herein or in the Certificate of Designation notwithstanding, the initial conversion date shall commence on the later of the effective date of the registration statement described in Section 10.1(iv) or upon the date the Subscriber has put in a notice of conversion relating to not less than all the Class E Preferred Stock of the Company previously purchased by the Subscriber from the Company.

                  (c) The Company understands that a delay in the delivery of the Shares and Preferred Stock certificates representing the unconverted balance of a Preferred Stock certificate tendered for conversion beyond the date described for such delivery set forth in the Certificate of Designation ("Delivery Date") or Mandatory Conversion Date (as that term is employed in the Certificate of Designation), or late delivery of a Mandatory Redemption Payment (as defined herein), as the case may be, could result in economic loss to the Subscriber or holder of Preferred Stock. As compensation to the Subscriber or holder of Preferred Stock for such loss, the Company agrees to pay late payments to the Subscriber for late delivery of Shares upon Conversion and late delivery of a Preferred Stock certificate for the unconverted portion of a Preferred Stock certificate or late delivery of a Mandatory Redemption Payment in the amount of $100 per business day after the Delivery Date for each $10,000 of Stated Value of Preferred Stock being converted and Preferred Stock certificate remaining undelivered or Mandatory Redemption Payment not paid. The Company shall pay any payments incurred under this Section in immediately available funds upon demand. Furthermore, in addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of the Shares within three business days after the Delivery Date, the Subscriber will be entitled to revoke the relevant Notice of Conversion by delivery in a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice of revocation, except that late payment charges described above shall be payable through the date notice of revocation is given to the Company.

                  (d) Nothing contained herein or in any document referred to herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

         9.2. Mandatory Redemption. In the event the Company may not issue Shares on a Delivery Date because such issuance and delivery would be contrary to NASDAQ's Corporate Governance Rules, or for any other reason including the limitation described in Section 9.3 hereof, then the Company must pay to the Subscriber on the Delivery Date a sum of money determined by multiplying the number of Shares otherwise deliverable, by the average closing ask prices of the Shares on the NASDAQ SmallCap Market or such other securities exchange or other securities market on which the Common Stock is then being traded for the most recent trading day preceding the Conversion Date ("Mandatory Redemption Payment"). The Mandatory Redemption Payment must be received by the Subscriber on the same date as the Shares otherwise deliverable. Upon receipt of the Mandatory Redemption Payment, the corresponding Preferred Stock will be canceled and no longer outstanding, and if the Holder is in possession of the corresponding Preferred Stock, it will be returned to the Company.

         9.3. Maximum Conversion. The Company and Subscriber may not convert that amount of the Preferred Stock on a Conversion Date in connection with that number of shares of Common Stock which


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would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Subscriber and its affiliates on such Conversion Date, and (ii) the number of shares of Common Stock issuable upon the conversion of the Preferred Stock with respect to which the determination of this proviso is being made on such Conversion Date, which would result in beneficial ownership by the Subscriber and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company. For the purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder, except as otherwise provided in clause
(i) of such proviso.

         10. Registration Rights; Procedure; Indemnification.

         10.1. Registration Rights. The Company hereby grants the following registration rights to holders of the Company Shares and the Warrants.

                  (i) On one occasion, for a period commencing 31 days after the Closing Date, but not later than three years from the date hereof, the Company, upon a written request therefor from any record holder or holders of more than 50% of the aggregate of the Company's Shares issuable upon conversion of the Preferred Stock and Exchange Preferred Stock at the then applicable Conversion Price (the Securities and securities issued or issuable by virtue of ownership of the Securities being, the "Registrable Securities"), shall prepare and file with the SEC a registration statement under the Act covering the Registrable Securities which are the subject of such request, unless such Registrable Securities are the subject of an effective registration statement. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of the Registrable Securities that such registration statement is to be filed and shall include in such registration statement Registrable Securities for which it has received written requests within 10 days after the Company gives such written notice. Such other requesting record holders shall be deemed to have exercised their demand registration right under this Section 10.1. As a condition precedent to the inclusion of Registrable Securities, the holder thereof shall provide the Company with such information as the Company reasonably requests. The obligation of the Company under this
Section 10.1(i) shall be limited to one registration statement.

                  (ii) If the Company at any time proposes to register any of its securities under the Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscriber pursuant to an effective registration statement, each such time it will give at least 10 days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within 10 days after the giving of any such notice by the Company, to register any of the Registrable Securities, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller"). In the event that any registration pursuant to this Section 10.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the forgoing provisions, the Company may withdraw any registration statement referred to in this Section 10.1(ii) without thereby incurring any liability to the Seller.

                  (iii) If, at the time any written request for registration is received by the Company pursuant to Section 10.1(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account, such written request shall be deemed to have been given pursuant to Section 10.1(ii) rather than Section 10.1(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 10.1(ii) except that the Company or underwriter, if any, may not withdraw such registration or limit the amount of Registrable Securities included in such registration.

                  (iv) The Company shall file with the Commission, within thirty
(30) days after the Closing Date, and use its reasonable commercial efforts to cause to be declared effective a Form S-3 registration statement (or such other form that it is eligible to use) in order to register the Registrable Securities for resale and distribution under the Act. The registration statement described in this paragraph must be declared effective by the Commission within 90 days of the Closing Date. The Company will register not less than 57,000 shares of Common Stock in the S-3 registration statement for each $10,000 of Purchase Price as set forth on the signature page hereto and one share of Common Stock for each share of Common Stock issuable upon exercise of the Warrants. These shares to be registered shall be reserved and set aside exclusively for the benefit of the Subscriber and Placement Agents, as the case may be, and not issued, employed or reserved for anyone other than the Subscriber and Placement Agents, as the case may be. Such registration statement will be promptly amended or additional registration statements will be promptly filed by the Company as necessary to register additional shares of Common Stock issuable upon Reset. The Company may not be include any securities other than the Registrable Securities in the Registration Statement on Form S-3 required pursuant to this Section 10.1(iv) unless such other securities are being registered on behalf of the Subscriber. In the event the Company does not comply with the schedule for registration set forth above, the Company shall not be released from any of its obligations under this Subscription Agreement or any agreement delivered in connection herewith including the Company's obligations pursuant to this Section 10 of the Subscription Agreement except that the Company shall no longer be required to file a registration statement in connection with only those Securities corresponding to that portion of the Purchase Price released to the Subscriber and damages shall not accrue to the Subscriber in relation to funds released to the Subscriber from and after the date that portion of the Purchase Price is returned to the Subscriber. To the extent any part of the Purchase Price portion of the Registration Escrow is released to a Subscriber, then that portion of the Registration Escrow may, at the Subscriber's election, first be applied in satisfaction of payment by the Company of sums payable to such Subscriber pursuant to Section 10.2(j) and Section 7.1(e) hereof.

         10.2. Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of any shares of Registrable Securities under the Act, the Company will, as expeditiously as possible:

                  (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided), and promptly provide to the holders of Registrable Securities copies of all filings and Commission comment letters;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Seller's intended method of disposition set forth in such registration statement for such period;

                  (c) furnish to the Seller, and to each underwriter if any, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

                  (d) use its best efforts to register or qualify the Seller's Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Seller or, in the case of an underwritten public offering, the managing underwriter shall reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (e) list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

                  (f) immediately notify the Seller and each underwriter under such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                  (g) make available for inspection by the Seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by the Seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the seller, underwriter, attorney, accountant or agent in connection with such registration statement.

                  (h) at the request of the Seller, provided a demand for registration has been made pursuant to Section 10.1(i) or a request for registration has been made pursuant to Section 10.1(ii), the Registrable Securities will be included in a registration statement filed pursuant to this
Section 10. In the event of a firm commitment underwritten public offering in which the Registrable Securities are so included, the lockup, if any, requested by the managing underwriter may not exceed ninety (90) days after the effective date thereof.

                  (i) In connection with each registration hereunder, the Seller will furnish to the Company in writing such information with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. In connection with each registration pursuant to Section 10.1(i) or 10.1(ii) covering an underwritten public offering, the Company and the Seller agree to enter into a written agreement with the managing underwriter in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

                  (j) The Company and the Subscriber agree that the Seller will suffer damages if any registration statement required under Section 10.1(i) or 10.1(ii) above is not filed within 45 days after request by the Holder and not declared effective by the Commission within 130 days after such request [or 30 days and 90 days, respectively, after the Closing Date in reference to the Registration Statement on Form S-3 or such other form described in Section 10.1(iv)], and maintained in the manner and within the time periods contemplated by Section 10 hereof, and it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement described in Sections 10.1(i) or 10.1(ii) is not filed within 45 days of such request, or is not declared effective by the Commission on or prior to the date that is 130 days after such request, or (ii) the registration statement on Form S-3 or such other form described in Section 10.1(iv) is not filed within 30 days after the Closing Date or not declared effective within 90 days of the Closing Date, or (iii) any registration statement described in Sections 10.1(i), 10.1(ii) or 10.1(iv) is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional registration statement filed and declared effective) for a period of time which shall exceed 30 days in the aggregate per year but not more than 20 consecutive calendar days (defined as a period of 365 days commencing on the date the Registration Statement is declared effective) (each such event referred to in clauses (i), (ii) and (iii) of this Section 10.2(j) is referred to herein as a "Non-Registration Event"), then, for so long as such Non-Registration Event shall continue, the Company shall pay in cash as Liquidated Damages to each holder of any Securities an amount equal to three (3%) percent per month, or part thereof, of the Purchase Price of the Preferred Stock and Company Shares and purchase price of the Exchange Preferred Stock and Company Shares, if any, issued on conversion thereof, then owned of record by such holder as of immediately following the occurrence of such Non-Registration Event. Payments to be made pursuant to this Section 10.2(j) shall be due and payable immediately upon demand in immediately available funds. In the event a mandatory redemption of Preferred Stock is demanded by the holder of Preferred Stock pursuant to Section 8 of the Certificate of Designation, then the Liquidated Damages described in this Section 10.2(j) shall no longer accrue from and after the date the holder receives the payment described in Section 8 of the Certificate of Designation.

         10.3. Expenses. All expenses incurred by the Company in complying with
Section 10, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, fee of one counsel, if any, to represent all the Sellers, and costs of insurance are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Seller, are called "Selling Expenses". The Seller shall pay the fees of its own additional counsel, if any.

                  The Company will pay all Registration Expenses in connection with the registration statement under Section 10. All Selling Expenses in connection with each registration statement under Section 10 shall be borne by the Seller in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

         10.4. Indemnification and Contribution.

                  (a) In the event of a registration of any Registrable Securities under the Act pursuant to Section 10, the Company will indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, the underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

                  (b) In the event of a registration of any of the Registrable Securities under the Act pursuant to Section 10, the Seller will indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Act pursuant to Section 10, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Securities sold by the Seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the gross proceeds received by the Seller from the sale of Registrable Securities covered by such registration statement.

                  (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10.4(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 10.4(c) if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10.4(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  (d) In order to provide for just and equitable contribution in the event of joint liability under the Act in any case in which either (i) the Seller, or any controlling person of the Seller, makes a claim for indemnification pursuant to this Section 10.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10.4 provides for indemnification in such case, or (ii) contribution under the Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is provided under this Section 10.4; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (A) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         11. Right of First Refusal. Until 120 days of continued effectiveness of the Registration Statement on Form S-3 described in Section 10.1(iv) hereof, the Subscriber shall be given not less than seven (7) business days prior written notice of any proposed sale by the Company of its common stock or other securities or debt obligations. The Subscriber shall have the right during the seven (7) business days following the notice to agree to purchase an amount of Company Shares in the same proportion as the Preferred Stock being purchased in the aggregate offering to which this Subscription Agreement relates (i.e. $500,000 in the aggregate), of those securities proposed to be issued and sold, in accordance with the terms and conditions set forth in the notice of sale. In the event such terms and conditions are modified during the notice period, the Subscriber shall be given prompt notice of such modification and shall have the right during the original notice period or for a period of five (5) business days following the notice of modification, whichever is longer, to exercise such right. In the event the right of first refusal described in this Section is exercised by the Subscriber and the Company thereby receives net proceeds from such exercise, then commissions and fees will be paid by the Company to the Placement Agents in the same proportions as described in Section 6 hereof.

         12. Exchange Preferred Stock. The Subscriber is the holder of 286,738 Common Shares of the Company. On the Closing Date, the Subscriber shall exchange 286,738 Common Shares for 250 shares of Series F Preferred Stock ("Exchange Preferred Stock"). The Exchange Preferred Stock shall be deemed Preferred Stock and is granted all the rights and privileges of the Preferred Stock described herein including the registration rights described herein except that the issue date and Closing Date for the Exchange Preferred Stock shall be July 30, 1998, which is the closing date under the Subscription Agreement relating to the purchase of the 286,738 shares of Common Stock. All the representations, covenants and undertakings relating to the Preferred Stock shall be deemed made in connection with the Exchange Preferred Stock. The legal opinion described in
Section 3 hereof shall also be provided in connection with the Exchange Preferred Stock.

         13. Miscellaneous.

                  (a) Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being telecopied (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section: (i) if to the Company, to Frederick Brewing Co., 4607 Wedgewood Boulevard, Frederick, MD

21703, telecopier number: (301) 694-2971, and (ii) if to the Subscriber, to the name, address and telecopy number set forth on the signature page hereto.

                  (b) Closing. The consummation of the transactions contemplated herein shall take place at the offices of Grushko & Mittman, 277 Broadway, Suite 801, New York, New York 10007, upon the satisfaction of all conditions to Closing set forth in this Agreement. The closing date shall be the date that subscriber funds representing the net amount due the Company from the Purchase Price are transmitted by wire transfer to the Company (the "Closing Date").

                  (c) Entire Agreement; Assignment. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

                  (d) Execution. This Agreement may be executed by facsimile transmission, and in counterparts, each of which will be deemed an original.

                  (e) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                  (f) Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, hereof, each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

                  (g) Automatic Termination. This Agreement shall automatically terminate without any further action of either party hereto if the Closing shall not have occurred by the tenth (10th) business day following the date this Agreement is accepted by the Subscriber.

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                                FREDERICK BREWING CO.



                                                By:____________________________

                                                Dated: August ____, 1998

Purchase Price: $250,000

Preferred Shares Purchased: 250 (at $1,000 per share)

Exchange Preferred Shares: 250


Section 7.1(e) Shares:
----------------------

ACCEPTED: Dated as of August ____, 1998

AUSTOST ANSTALT SCHAAN
(a Lichenstein corporation)
7440 Fuerstentum
Lichenstein
Landstrasse 163
Fax: 011-431-534532895


By:_____________________________
   Thomas Hackl
   Director

         Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                                 FREDERICK BREWING CO.


                                                 By:___________________________

                                                 Dated: August ____, 1998

Purchase Price: $250,000

Preferred Shares Purchased: 250 (at $1,000 per share)

Exchange Preferred Shares: 250


Section 7.1(e) Shares:
----------------------

ACCEPTED: Dated as of August ____, 1998

BALMORE FUNDS S.A.
(a B.V.I. corporation)
P.O. Box 4603
Zurich, Switzerland
Fax: 011-411-201-6262


By:__________________________
   Francois Morax
   Director

                                   SCHEDULE B
                                   ----------

PLACEMENT AGENT                   WARRANTS                     COMMISSION
---------------                   --------                     ----------

LIBRA FINANCE S.A.                14,000 Warrants              4% of Purchase
P.O. Box 4603                     for each $100,000            Price
Zurich, Switzerland               of Purchase Price
Fax: 011-411-201-6262

MAY-DAVIS GROUP                   6,000 Warrants for           6% of Purchase
1 World Trade Center              each $100,000 of             Price
87th Floor                        Purchase Price
New York, NY 10048
Fax: 212-775-8166

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO FREDERICK BREWING CO. THAT SUCH REGISTRATION IS NOT REQUIRED.

         Right to Purchase _____ Shares of Common Stock of Frederick Brewing Co. (subject to adjustment as provided herein)

                          COMMON STOCK PURCHASE WARRANT

No. 1                                                                   _______,
1998

         Frederick Brewing Co., a corporation organized under the laws of the State of Maryland (the "Company"), hereby certifies that, for value received, _____________________________., or assigns, is entitled, subject to the terms set forth below, to purchase from the Company after _______, 1998 at any time or from time to time before 5:00 p.m., New York time, on _______, 2001 (the "Expiration Date"), up to _____ fully paid and nonassessable shares of Common Stock (as hereinafter defined), $.00004 par value per share, of the Company, at a purchase price of $._____ per share (such purchase price per share as adjusted from time to time as herein provided is referred to herein as the "Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

                  (a) The term Company shall include Frederick Brewing Co. and any corporation which shall succeed or assume the obligations of Frederick Brewing Co. hereunder.

                  (b) The term "Common Stock" includes (a) the Company's Common Stock, $.00004 par value per share, as authorized on the date of the Agreement,
(b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even if the right so to vote has been suspended by the happening of such a contingency) and
(c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

                  (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

         1. Exercise of Warrant.

                  1.1. Number of Shares Issuable upon Exercise. From and after the date hereof through and including the Expiration Date, the holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, the number of shares of Common Stock of the Company identified on Page 1 hereof, subject to adjustment pursuant to
Section 4. The Warrant may not be exercised unless the Company has obtained approval of its shareholders of the issuance of the Common Stock upon exercise of this Warrant or an exemption from NASDAQ's corporate governance rules as they may apply.

                  1.2. Full Exercise. This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription attached as Exhibit A hereto (the Subscription Form") duly executed by such holder, to the Company at its principal office or at the office of its Warrant agent (as provided in Section 11), accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price (as hereinafter defined) then in effect.

                  1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes), may request, the number of shares of Common Stock for which such Warrant may still be exercised.

                  1.4. Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean the Fair Market Value of a share of the Company's Common Stock. Fair Market Value of a share of Common Stock as of a Determination Date shall mean:

                           (a) If the Company's Common Stock is traded on an
exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System or the NASDAQ SmallCap Market, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

                           (b) If the Company's Common Stock is not traded on an
exchange or on the NASDAQ National Market System or the NASDAQ SmallCap Market but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

                           (c) Except as provided in clause (d) below, if the
Company's Common Stock is not publicly traded, then as the Holder and the Company agree or in the absence of agreement by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.

                           (d) If the Determination Date is the date of a
liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

                  1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

                  1.6. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holders of the Warrants pursuant to Subsection 3.1, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 10 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

         2. Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         3. Adjustment for Reorganization, Consolidation, Merger, etc.

                  3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization,
(b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 5.

                  3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holders of the Warrants, if exercised, after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company having its principal office in New York, NY, as trustee for the holder or holders of the Warrants.

                  3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 5.

         4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be increased to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

         5. Chief Financial Officer's Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 10 hereof).

         6. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant. This Warrant entitles the holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

         7. Assignment; Exchange of Warrant. Subject to compliance with applicable Securities laws, and delivery of such representations and warranties as shall reasonably be requested by the Company, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") with respect to any or all of the Shares. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the Transferor Endorsement Form"), to the Company, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

         8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         9. Registration Rights and Exercise Limitations.

                  9.1. Registration Rights. The holder of this Warrant has been granted certain registration rights by the Company. These registration rights are set forth in a Subscription Agreement entered into by the Company and purchasers of the Company's Series F Preferred Stock ("Subscription Agreement"), at or about the issue date of this Warrant. The terms of the Subscription Agreement are incorporated herein by this reference.

                  9.2. Exercise Limitations. In the event the Company is unable to issue Common Stock upon exercise of this Warrant, then upon receipt by the Company of notice that the Holder of this Warrant would exercise this Warrant but for the Company's inability to issue Common Stock upon exercise of this Warrant, then the Company will pay to the Holder of this Warrant, in lieu of delivering Common Stock, a sum equal to the closing ask price of the Company's Common Stock on NASDAQ SmallCap or such other principal trading market for the Company's Common Stock on the trading date immediately preceding the date notice is given by the Holder, less the exercise price of this Warrant for each shares of Common Stock designated in such notice from the Holder.

         10. Warrant Agent. The Company may, by written notice to the each holder of the Warrant, appoint an agent having an office in New York, NY for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         11. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         12. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

         13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York. Any dispute relating to this Warrant shall be adjudicated in New York State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         IN WITNESS WHEREOF, the Company has executed this Warrant under seal as of the date first written above.


                                         FREDERICK BREWING CO.



                                         By:___________________________________
                                         Title:________________________________


Witness:

                                    Exhibit A

                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)

TO: Frederick Brewing Co.

The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ______________________ shares of Common Stock of Frederick Brewing Co. and herewith makes payment of $________________________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to _____________________________ whose address is ________________________________________________.


Dated:___________________

                                   _____________________________________________
                                   (Signature must conform to name of holder as specified on the face of the Warrant)

                                   _____________________________________________
                                   (Address)

                                    Exhibit B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)

         For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Frederick Brewing Co. to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Frederick Brewing Co. with full power of substitution in the premises.

                                  Percentage                  Number
        Transferees               Transferred              Transferred
        -----------               -----------              -----------








Dated:__________________, 19___          ________________________________
                                         (Signature must conform to name
                                         of holder as specified on the
                                         face of the warrant)

Signed in the presence of:


_______________________________          ________________________________
(Name)                                   (address)


ACCEPTED AND AGREED:                     ________________________________
[TRANSFEREE]                             (address)



_______________________________
(Name)